UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 11, 2006

XENOGEN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-32239	77-0412269
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

860 Atlantic Avenue, Alameda, California

94501

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (510) 291-6100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Severance Agreement

On January 11, 2006, Xenogen Corporation (“we”, “us”, “our” or “Xenogen”) entered into a Severance Agreement with David W. Carter, our Chairman and Chief Executive Officer, (the “Severance Agreement”). The Severance Agreement provides Mr. Carter with salary and benefits continuation in the event his employment terminates under certain circumstances. The Severance Agreement amends, replaces and supersedes the Employment Agreement between Xenogen and Mr. Carter dated January 21, 1998. The brief description of the Severance Agreement below is qualified by reference to the provisions of the Severance Agreement attached to this Current Report on Form 8-K as Exhibit 10.1.

If (a) Mr. Carter’s employment with Xenogen is terminated without Cause (as defined in the Severance Agreement) by Xenogen prior to a Change of Control (as defined in the Severance Agreement) or ends as a result of an Involuntary Termination (as defined in the Severance Agreement) during the period between a Change of Control and the one-year anniversary of the Change of Control Effective Date (as defined in the Severance Agreement) and (b) Mr. Carter signs a general release in favor of Xenogen and does not breach certain non-competition and non-solicitation covenants set forth in the Severance Agreement, then (x) we will continue to pay to Mr. Carter an amount equal to twenty-four (24) months of his then-current base salary in equal installments paid in the same amounts as received prior to the termination, less applicable withholdings and in accordance with our standard payroll practices, for the period beginning on the date of termination and ending on March 15 of the year following the year of termination with the last payment equal to the remaining amount of severance payments owed and (y) we will reimburse Mr. Carter expenses for continuing his health care coverage and the coverage of his dependents who are covered at the time of the termination under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), for a period ending on the earlier of the date that is eighteen (18) months after the date of termination or the date on which he becomes eligible to be covered by the health care plans of another employer.

Change of Control Severance Agreement

On January 11, 2006, we entered into a Change of Control Severance Agreement with Pamela R. Contag, Ph.D., our President, (the “Change of Control Severance Agreement”). The Change of Control Severance Agreement provides Dr. Contag with salary and benefits continuation in the event her employment terminates under certain circumstances. The Change of Control Severance Agreement amends, replaces and supersedes the Employment Agreement between Xenogen and Dr. Contag dated January 21, 1998. The brief description of the Change of Control Severance Agreement below is qualified by reference to the provisions of the Change of Control Severance Agreement attached to this Current Report on Form 8-K as Exhibit 10.2.

If (a) Dr. Contag’s employment with Xenogen ends as a result of an Involuntary Termination (as defined in the Change of Control Severance Agreement) during the period between a Change of Control (as defined in the Change of Control Severance Agreement) and the one-year anniversary of the Change of Control Effective Date (as defined in the Change of Control Severance Agreement) and (b) Dr. Contag signs a general release in favor of Xenogen and does not breach certain non-competition and non-solicitation covenants set forth in the Change of Control Severance Agreement, then (x) we will continue to pay to Dr. Contag an amount equal to eighteen (18) months of her then-current base salary in equal installments paid in the same amounts as received prior to the termination, less applicable withholdings and in accordance with our standard payroll practices, for the period beginning on the date of termination and ending on March 15 of the year following the year of termination with the last payment equal to the remaining amount of severance payments owed and (y) we will reimburse Dr. Contag expenses for continuing her health care coverage and the coverage of her dependents who are covered at the time of the termination under COBRA for a period ending on the earlier of the date that is eighteen (18) months after the date of termination or the date on which she becomes eligible to be covered by the health care plans of another employer.

Change of Control Severance Policy

The Compensation Committee of our Board of Directors has adopted a Change of Control Severance Policy that provides certain of our employees (the “Employees”) with salary and benefits continuation in the event the Employee’s employment terminates under certain circumstances (the “Policy”). The goals of the Policy are to retain the services and dedication of the Employees during Xenogen’s consideration of a Change of Control (as defined in the Policy) and to motivate the Employees to maximize the value of Xenogen upon a Change of Control by providing the Employees with certain financial benefits upon an employment termination following a Change of Control. The benefits of the Employees who are listed in Column A of Exhibit A to the Policy (the “Column A Employees”) and the Employees who are listed in Column B of Exhibit A to the Policy (the “Column B Employees”) are briefly described below. The brief description of the Policy below is qualified by reference to the provisions of the Policy attached to this Current Report on Form 8-K as Exhibit 10.3.

Column A Employees

If (a) a Column A Employee’s employment with Xenogen ends as a result of an Involuntary Termination (as defined in the Policy) during the period between a Change of Control and the one-year anniversary of the Change of Control Effective Date (as defined in the Policy) and (b) the Column A Employee signs a general release in favor of Xenogen and does not breach certain non-competition and non-solicitation covenants set forth in the Policy, then (x) we will continue to pay to the Column A Employee an amount equal to twelve (12) months of his/her then-current base salary in equal installments paid in the same amounts as received prior to the termination, less applicable withholdings and in accordance with our standard payroll practices, for a period equal to the shorter of (1) the period beginning on the date of such termination and ending on the twelve (12) month anniversary thereafter or (2) the period beginning on the date of termination and ending on March 15 of the year following the year of termination with the last payment equal to the remaining amount of severance payments owed and (y) we will reimburse the Column A Employee expenses for continuing his/her health care coverage and the coverage of his/her dependents who are covered at the time of the termination under COBRA for a period ending on the earlier of the date that is twelve

(12) months after the date of termination or the date on which he/she becomes eligible to be covered by the health care plans of another employer.

Column B Employees

If (a) a Column B Employee’s employment with Xenogen ends as a result of an Involuntary Termination during the period between a Change of Control and the one-year anniversary of the Change of Control Effective Date and (b) the Column B Employee signs a general release in favor of Xenogen and does not breach certain non-competition and non-solicitation covenants set forth in the Policy, then (x) we will continue to pay to the Column B Employee his/her then-current base salary in an amount equal to the Formula (as defined below) in equal installments paid in the same amounts as received prior to the termination, less applicable withholdings and in accordance with our standard payroll practices, for a period equal to the shorter of (1) the period beginning on the date of such termination and ending on the Formula Anniversary Date (as defined below) or (2) the period beginning on the date of termination and ending on March 15 of the year following the year of termination with the last payment equal to the remaining amount of severance payments owed and (y) we will reimburse the Column B Employee expenses for continuing his/her health care coverage and the coverage of his/her dependents who are covered at the time of the termination under COBRA for a period ending on the earlier of the Formula Anniversary Date or the date on which he/she becomes eligible to be covered by the health care plans of another employer.

For purposes of this Policy, the Formula means the greater of six months or one month per each year or partial year of the Column B Employee’s employment with Xenogen in no event to exceed nine months. For purposes of this Policy, the Formula Anniversary Date means the date that is equal to greater of six months following the Column B Employee’s termination date or one month per each year or partial year of Employee’s employment with Xenogen, in no event to exceed nine months following the Column B Employee’s termination date.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

10.1	Severance Agreement between Xenogen and David W. Carter.

10.2	Change of Control Severance Agreement between Xenogen and Pamela R. Contag, Ph.D.

10.3	Xenogen’s Change of Control Severance Policy.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENOGEN CORPORATION

Date: January 12, 2006	By:	/s/ WILLIAM A. ALBRIGHT, JR.
William A. Albright, Jr.
Senior Vice President, Finance and Operations, and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Severance Agreement between Xenogen and David W. Carter.

10.2	Change of Control Severance Agreement between Xenogen and Pamela R. Contag, Ph.D.

10.3	Xenogen’s Change of Control Severance Policy.